EXHIBIT 99.1

News Release

Ashland signs definitive agreement to sell Composites business and butanediol facility in Marl, Germany, to INEOS Enterprises for $1.1 billion

COVINGTON, KENTUCKY, November 15, 2018 – Ashland Global Holdings Inc. (NYSE: ASH) today announced it has signed a definitive agreement to sell its Composites business and the butanediol (BDO) manufacturing facility in Marl, Germany, to INEOS Enterprises in a transaction valued at approximately $1.1 billion. The transaction is expected to close prior to the end of the June 2019 quarter, contingent on certain customary regulatory approvals, standard closing conditions and completion of required employee information and consultation processes.

Ashland expects net proceeds from the sale to total approximately $1 billion and anticipates that proceeds primarily will be used for debt reduction.

Prior to reporting its financial results for the first quarter of fiscal 2019, Ashland plans to update its outlook for both the first quarter and for the full 2019 fiscal year to reflect the impact of moving these businesses to discontinued operations.

Ashland’s Composites unit is a global leader in unsaturated polyester resins, vinyl ester resins and gel coats, while the BDO facility in Germany and related merchant products included in the agreement are part of Ashland’s Intermediates and Solvents (I&S) segment. Ashland’s Composites and Marl BDO facility have combined sales of more than $1.1 billion per year and approximately 1,300 employees. Ashland will retain its BDO plant in Lima, Ohio, to ensure consistent supply for the company’s internal needs.

“Composites and Marl are outstanding businesses with strong market positions and high-performing teams,” said Bill Wulfsohn, Ashland chairman and chief executive officer. “At the same time, the divestiture of these businesses is consistent with Ashland’s vision of becoming the premier specialty chemicals company. With a more streamlined and focused product portfolio, improved margins and reduced earnings volatility, Ashland will be better positioned to deliver sustained earnings growth and unlock significant value for shareholders. Over the past two years, we have taken specific actions to sustain and grow Ashland’s premium mix while also improving our competitiveness, particularly within Specialty Ingredients. These actions are driving strong earnings growth, as evident in our fiscal 2018 financial results.”

Privately owned INEOS is one of the world's largest manufacturers of chemicals and oil products, with annual sales of $60 billion and approximately 20,000 employees. The London-based company operates 171 sites in 24 countries.

EXHIBIT 99.1

“We believe that the Ashland Composites business will have great potential for growth under INEOS ownership and we are looking forward to working with a great team of people who are determined to meet the developing needs of our customers,” said Ashley Reed, CEO, INEOS Enterprises.

Citi is acting as financial advisor to Ashland, and Squire Patton Boggs LLP is acting as legal advisor.

About Ashland
Ashland Global Holdings Inc. (NYSE: ASH) is a premier global specialty chemicals company serving customers in a wide range of consumer and industrial markets, including adhesives, architectural coatings, automotive, construction, energy, food and beverage, nutraceuticals, personal care and pharmaceutical. At Ashland, we are approximately 6,000 passionate, tenacious solvers – from renowned scientists and research chemists to talented engineers and plant operators – who thrive on developing practical, innovative and elegant solutions to complex problems for customers in more than 100 countries. Visit ashland.com to learn more.

C-ASH

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, its expectations regarding its ability to complete the divestiture of its Composites business and Marl BDO facility during the anticipated timeframe or at all.

Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the Marl BDO facility, and related merchant I&S products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at

http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise.

Important Information

In connection with the forthcoming solicitation of proxies from stockholders in respect of Ashland’s 2019 Annual Meeting of Stockholders, Ashland will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of white proxy card. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING ASHLAND’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND.

Certain Information Regarding Participants

Ashland, its directors and certain of its officers, including William A. Wulfsohn, Brendan Cummins, William G. Dempsey, Jay V. Ihlenfeld, Susan L. Main, Jerome A. Peribere, Barry W. Perry, Mark C. Rohr, Janice J. Teal, Michael J. Ward, Kathleen Wilson-Thompson, J. Kevin Willis, Peter J. Ganz and Seth A. Mrozek, will be participants in the solicitation of proxies from stockholders in respect of the 2019 Annual Meeting of Stockholders. Information regarding the ownership of the Company’s directors and executive officers in the company by security holdings or otherwise is included in Ashland’s Annual Report on Form 10-K for the year ended September 30, 2017, which was filed with the SEC on November 20, 2017, and its proxy statement for the 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 6, 2017. To the extent holdings of Ashland securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Ashland’s Board of Directors for election at the 2019 Annual Meeting will be included in the proxy statement when it is filed by Ashland with the SEC. Stockholders may obtain free copies of the proxy statement and other relevant documents that Ashland files with the SEC on Ashland’s website at http://investor.ashland.com or from the SEC’s website at www.sec.gov.

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FOR FURTHER INFORMATION:

Investor Relations:Media Relations:

Seth A. MrozekGary Rhodes

+1 (859) 815-3527+1 (859) 815-3047

samrozek@ashland.com glrhodes@ashland.com